EXHIBIT 99.2

ELPIDA MEMORY, INC. AND SUBSIDIARIES

(DEBTORS-IN-POSSESSION)

CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Six months ended September 30, 2012

ELPIDA MEMORY, INC. AND SUBSIDIARIES

(DEBTORS-IN-POSSESSION)

CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Six months ended September 30, 2012

Table of Contents

Page

Consolidated Balance Sheets	1 -2

Consolidated Statements of Operations	3

Consolidated Statements of Cash Flows	4

Notes to Consolidated Financial Statements	5 - 18

ELPIDA MEMORY, INC. AND SUBSIDIARIES

(DEBTORS-IN-POSSESSION)

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of September 30, 2012 and March 31, 2012

(Yen in millions, except share data)

	September 30, 2012	March 31, 2012
Assets
Current assets:
Cash and cash equivalents	¥37,727	¥51,428
Accounts receivable, trade less allowance for doubtful accounts of ¥1,774 and ¥1,875 at September 30, 2012 and March 31, 2012, respectively	27,334	28,794
Accounts receivable, other	14,280	11,499
Inventories	71,375	81,053
Prepaid expenses and other current assets	4,786	5,301
Total current assets	155,502	178,075

Property, plant, and equipment:
Land	504	504
Buildings and structures	35,441	36,615
Machinery and equipment	461,303	467,745
Furniture and fixtures	8,309	6,134
Construction in progress	12,523	13,728
Total property, plant, and equipment	518,080	524,726
Less accumulated depreciation and amortization	(228,247)	(195,287)
Net property, plant, and equipment	289,833	329,439
Investment securities	1,923	2,113
Investment in an affiliated company	3,302	3,172
Intangible assets	1,563	1,807
Other assets	636	680

Total assets	¥452,759	¥515,286

	September 30, 2012	March 31, 2012
Liabilities and Stockholders’ Deficit
Current liabilities not subject to compromise:
Short-term borrowings	¥8,000	¥—
Current portion of long-term debt	11,342	27,840
Current portion of obligations under capital leases	10,491	10,900
Accounts payable, trade	11,772	19,912
Accounts payable, other	5,212	4,726
Accrued income taxes	590	1,016
Accrued expenses and other current liabilities	12,651	13,574
Total current liabilities not subject to compromise	60,058	77,968
Long-term liabilities not subject to compromise:
Long-term debt, excluding current portion	8,732	10,849
Obligations under capital leases, excluding current portion	31,522	30,794
Liability for retirement benefits	5,529	5,261
Deferred income taxes	765	777
Other liabilities	1,424	1,702
Total long-term liabilities not subject to compromise	47,972	49,383
Total liabilities not subject to compromise	108,030	127,351
Liabilities subject to compromise	361,753	362,246
Total liabilities	469,783	489,597
Redeemable noncontrolling interest	19,550	19,550
Redeemable Type I preferred stock, Authorized 1,000,000 shares; issued and outstanding 1,000,000 shares at September 30, 2012 and March 31, 2012	10,554	10,554
Redeemable Type II preferred stock, Authorized 2,000,000 shares; issued 2,000,000 shares and outstanding 1,838,967 shares at September 30, 2012 and March 31, 2012	19,409	19,409
Stockholders’ deficit:
Common stock, Authorized 400,000,000 shares; issued and outstanding 271,787,370 shares at September 30, 2012 and March 31, 2012	222,738	222,738
Additional paid-in capital	234,179	234,179
Accumulated deficit	(546,433)	(513,256)
Accumulated other comprehensive loss	(28,203)	(22,796)
Treasury stock, 1,518 common shares at September 30, 2012 and March 31, 2012, at cost	(5)	(5)
Total stockholders’ deficit attributable to Elpida Memory, Inc. and subsidiaries	(117,724)	(79,140)
Noncontrolling interest	51,187	55,316
Total stockholders’ deficit	(66,537)	(23,824)
Total liabilities and stockholders’ deficit	¥452,759	¥515,286

See accompanying notes to consolidated financial statements.

ELPIDA MEMORY, INC. AND SUBSIDIARIES

(DEBTORS-IN-POSSESSION)

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

Six months ended September 30, 2012 and 2011

(Yen in millions)

	September 30, 2012	September 30, 2011
Net sales	¥135,172	¥162,538
Cost of sales	141,495	176,038
Gross loss	(6,323)	(13,500)
Selling, general, and administrative expenses	24,039	33,801
Operating loss	(30,362)	(47,301)
Equity in income of an equity method investee	354	354
Interest income	120	90
Interest expenses (contractual interest expense of ¥2,220 for the six months ended September 30, 2012)	1,025	4,514
Foreign exchange losses	(2,941)	(2,734)
Other expense, net	(165)	(2,206)
Loss before reorganization items and income taxes	(34,019)	(56,311)
Reorganization items, net	(210)	—
Loss before income taxes	(34,229)	(56,311)
Income taxes	476	382
Net loss	(34,705)	(56,693)
Less: Net (loss) income attributable to noncontrolling interest	(1,528)	32
Net loss attributable to Elpida Memory, Inc. and subsidiaries	¥(33,177)	¥(56,725)

See accompanying notes to consolidated financial statements.

ELPIDA MEMORY, INC. AND SUBSIDIARIES

(Debtors-in-Possession)

Consolidated Statements of CaSH FLOWS (UNAUDITED)

Six months ended September 30, 2012 and 2011

(Yen in millions)

	September 30, 2012	September 30, 2011
Cash flows provided by operating activities:
Net loss	¥(34,705)	¥(56,693)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	42,892	62,768
Allowance for doubtful accounts	(438)	—
Retirement benefits	235	215
Equity in income of equity method investees	(354)	(354)
Impairment loss on investment securities	47	348
(Gain) loss on sale of equipment	(167)	1
Loss on disposal of fixed assets	41	189
Changes in operating assets and liabilities, net of acquisition
Decrease in accounts receivable, trade	727	22,535
Increase in accounts receivable, other	(2,927)	(739)
Decrease (increase) in inventories	9,038	(7,729)
Decrease in accounts payable, trade	(8,063)	(6,313)
Increase in accounts payable, other	2,654	1,438
Other, net	1,499	(5,801)
Cash provided by operating activities	10,479	9,865
Cash flows from investing activities:
Purchase of fixed assets	(10,852)	(46,916)
Proceeds from sales of property	241	226
Purchase of investment securities	—	(1,240)
Purchase of intangible assets	(1,112)	(4,130)
Other, net	(24)	7
Net cash used in investing activities	(11,747)	(52,053)
Cash flows from financing activities:
Proceeds from short-term borrowings	8,000	5,847
Proceeds from long-term debt	—	11,842
Repayments of short-term borrowings	—	(5,847)
Repayments of long-term debt	(16,999)	(48,872)
Proceeds from issuance of bonds	—	27,462
Proceeds from issuance of stock	—	40,660
Proceeds from sale and lease-back transactions	4,558	15,349
Principal payments on capital lease obligations	(6,946)	(13,144)
Net cash (used in) provided by financing activities	(11,387)	33,297
Effect of exchange rate changes on cash and cash equivalents	(1,046)	(3,730)
Net decrease in cash and cash equivalents	(13,701)	(12,621)
Cash and cash equivalents at beginning of period	51,428	112,839
Cash and cash equivalents at end of period	¥37,727	¥100,218

See accompanying notes to consolidated financial statements.

ELPIDA MEMORY, INC. AND SUBSIDIARIES

(DEBTORS-IN-POSSESSION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Six months ended September 30, 2012

(Yen in millions)

(1)            Description of Business, Basis of Presentation and Other Relevant Information

(a)            Description of Business and Basis of Presentation

Elpida Memory, Inc. (“Elpida”) was established in December 1999 as a joint venture owned 50% each by NEC Corporation and Hitachi, Ltd. under the Commercial Code of Japan. Its initial public offering was completed on November 15, 2004, in the First Section of the Tokyo Stock Exchange (the “TSE”).

Elpida and its subsidiaries (hereinafter referred to collectively as the “Company”) develop, design, manufacture and sell dynamic random access memory semiconductors (“DRAMs”). The Company’s product portfolio consists of two categories, premier DRAMs (for digital consumer electronics and mobile devices) and computing DRAMs (for servers and personal computers). The Company provides a wide variety of products to leading international electronics companies in Japan, Asia, North America and Europe. The Company has manufacturing facilities in Hiroshima (wafer processing) and in Akita (packaging and testing). Further, it has sales and marketing support offices in Japan, North America, Europe, Taiwan, Hong Kong and Singapore. In addition to its own manufacturing facilities, Elpida utilizes the foundry services of Rexchip Electronic Corporation (“Rexchip”) and Powerchip Technology Corporation (“PTC”) for the production of DRAMs for the computing market. Rexchip is Elpida’s consolidated subsidiary and PTC owns a 24.06% interest in Rexchip as a noncontrolling interest holder at September 30, 2012.

Elpida and its domestic subsidiaries maintain their records and prepare their consolidated financial statements in accordance with the provisions set forth in the Japan Financial Instruments and Exchange Act and its related accounting regulations, and in conformity with accounting principles generally accepted in Japan, which are different in certain respects as to application and disclosure requirements of generally accepted accounting principles in the United States of America. The accounts of foreign subsidiaries are based on their accounting records maintained in conformity with generally accepted accounting principles prevailing in the respective countries of domicile. Certain adjustments and reclassifications have been incorporated in the accompanying consolidated financial statements to conform with accounting principles generally accepted in the United States of America consistent in all material respects with those applied in the Company’s annual consolidated financial statements for the year ended March 31, 2012. These adjustments include, but are not limited to, those related to the scope of consolidation and the accounting for business combinations, income taxes, goodwill and intangible assets, inventories, leases, stock-based compensation, revenue recognition, post-retirement benefits, depreciation and amortization, derivative instruments, accruals for certain expenses, and liabilities subject to compromise. These adjustments and reclassifications were not recorded in the statutory books of account.

(b)            Reorganization Proceedings

On February 27, 2012 (the “Petition Date”), Elpida and Akita Elpida Memory, Inc., a wholly owned subsidiary of Elpida, (collectively, the “Debtors”) filed voluntary petitions in the Tokyo District Court (the “Court”) to commence corporate reorganization proceedings under the Corporate Reorganization Act (Kaisha Kosei Ho) of Japan (the “Reorganization Act”).

ELPIDA MEMORY, INC. AND SUBSIDIARIES

(DEBTORS-IN-POSSESSION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)

On March 23, 2012, the Court made the order to commence such proceedings and appointed the incumbent President & CEO and an attorney-at-law as trustees. The Debtors are continuing to operate their business as a “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Reorganization Act and the orders of the Court. The Court also appointed and ordered an examiner to examine whether a reorganization plan (the “Plan”) and the related procedures are performed fairly.

On March 28, 2012, shares of Elpida were delisted from the Tokyo Stock Exchange.

On July 2, 2012, Micron Technology Inc. (“Micron”, a company established in the United States of America) and Elpida signed a definitive sponsor agreement whereby Micron would acquire and support Elpida.

On August 21, 2012, Elpida submitted the proposed reorganization plan to the Court. The Plan prepared by the trustees is based on the assumption that Elpida will receive financial support from Micron in accordance with the sponsorship agreement entered on July 2, 2012 and Elpida will pay the reorganization claims, and maintain and reorganize its business with such support.

On October 31, 2012, the Tokyo District Court made an order to refer the proposed reorganization plan submitted by Elpida to a resolution.

Under the Reorganization Act, the Court must confirm the Plan if it has been accepted by a certain number of creditors required under the Reorganization Act and meets other specific requirements including the examination of whether the Plan is in accordance with the Reorganization Act. In addition, even if such Plan cannot be accepted by the required number of creditors under the Reorganization Act, the Court may approve such Plan by modifying it and including a provision that is meant to protect the rights of the respective classes of creditors that opposed such Plan.

In relation to the Plan, no acceptance by the shareholders is required since Elpida is currently insolvent as a result of an appraisal of the properties performed by an appraiser appointed by the trustees. Under these circumstances, pursuant to Article 166, Paragraph 2 of the Reorganization Act, shareholders have no voting rights. Therefore, all of the issued and outstanding shares of Elpida will be acquired and cancelled without any compensation after the order of the confirmation of the Plan, and then the amount of the stated capital will be decreased and eliminated in accordance with the Plan.

There can be no assurance that the Plan will be confirmed by the Court and consummated. Furthermore, there can be no assurance that Elpida will be successful in achieving its reorganization goals.

Subsidiaries that are not included in the Plan continue to operate without the supervision of the Court and are not part of the bankruptcy proceedings.

(c)             Tokyo Stock Exchange Delisting Determination

On March 28, 2012, the Company’s common stock was delisted from the First Section of the TSE in accordance with Rule 601 of the Securities Listing Regulations due to the filing of the petition and commencement of reorganization proceedings.

On February 28, 2012, the Company’s 2nd and 3rd 130% Call Option Attached Unsecured Convertible Bonds with Stock Acquisition Rights were delisted from the TSE in accordance with Rule 921 of the Securities Listing Regulations due to the filing of the petition for the commencement of reorganization proceedings, which led to the Company’s forfeiture of the benefit of time.

ELPIDA MEMORY, INC. AND SUBSIDIARIES

(DEBTORS-IN-POSSESSION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)

(d)            Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. However, the Company is operating pursuant to the Reorganization Act and its continuation as a going concern is contingent upon, among other things, its ability to: (i) develop a plan of reorganization and obtain confirmation from the court, (ii) successfully implement the plan of reorganization, (iii) reduce debt and other liabilities through the reorganization process, (iv) return to profitability, and (v) generate sufficient cash flows from operations. These matters create substantial doubt about the Company’s ability to continue as a going concern. As a result of operating under the Reorganization Act, the realization of assets and the satisfaction of liabilities are subject to uncertainty. The accompanying consolidated financial statements do not reflect any adjustments relating to the recoverability of assets and the classification of liabilities that might result from the outcome of these uncertainties. While operating as debtors-in-possession pursuant to the Reorganization Act, the Company may sell or otherwise dispose of or liquidate assets or settle liabilities, subject to the approval of the Court or as otherwise permitted in the ordinary course of business for amounts other than those as reflected in the accompanying consolidated financial statements. Furthermore, the Plan, once confirmed, could materially change the amounts and classifications reported in the accompanying consolidated financial statements which do not give effect to any adjustments to the carrying values of assets or amounts of liabilities that might be necessary as consequence of the confirmation of the Plan.

(2)            Reorganization Disclosures

(a)            Financial Reporting in Reorganization

The Company has applied Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 852, Reorganizations, effective as of the Petition Date, which is applicable to companies in reorganization proceedings under US bankruptcy law, because reorganization proceedings under the Reorganization Act are similar to those under the US bankruptcy law. While ASC 852 generally does not change the manner in which financial statements are prepared, ASC 852 requires that the financial statements for periods subsequent to the petition filing distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Revenues, expenses (including professional fees), realized gains and losses, and provisions for losses resulting from the reorganization and restructuring of the business must be reported separately as reorganization items, except for those required to be reported as discontinued operations and extraordinary items, in the consolidated statements of operations. The balance sheet must distinguish pre-petition liabilities subject to compromise from pre-petition liabilities that are not subject to compromise and post-petition liabilities. Liabilities that may be affected by a plan of reorganization must be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts as a result of the reorganization. In addition, cash receipts and payments resulting from the reorganization must be disclosed.

ELPIDA MEMORY, INC. AND SUBSIDIARIES

(DEBTORS-IN-POSSESSION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)

(b)            Condensed Combined Financial Information

The consolidated financial statements of the Company include entities which are not in the reorganization proceedings, the following presents condensed combined financial information of the entities in the reorganization proceedings. The condensed combined financial information has been prepared, in all material aspects, on the same basis as the consolidated financial statements of the Company.

The financial information contained herein represents the condensed combined financial information for the Debtors only. Elpida’s non-Debtor subsidiaries are treated as non-consolidated subsidiaries in this presentation of combined financial information and as such their net loss is included as “equity losses from non-Debtor subsidiaries, net of tax” in the condensed combined statement of operations and their net assets are included as “investments in non-Debtor subsidiaries” in the condensed combined balance sheet. Intercompany transactions between the Debtors have been eliminated in this presentation of combined financial information contained herein. Intercompany transactions between the Debtors and non-Debtor subsidiaries have not been eliminated in the financial information and are reflected as Accounts receivable from non-Debtor subsidiaries and Accounts payable to non-Debtor subsidiaries.

Condensed Combined Debtors-in-Possession Balance Sheet

	September 30, 2012	March 31, 2012
Assets
Current assets:
Cash and cash equivalents	¥12,136	¥14,864
Accounts receivable, net	7,867	10,280
Accounts receivable from non-Debtor subsidiaries	32,826	36,626
Inventories	59,287	68,750
Other current assets	13,934	10,213
Total current assets	126,050	140,733
Property, plant, and equipment, net of accumulated depreciation and amortization	125,539	134,458
Investment in non-Debtor subsidiaries	124,305	130,173
Other assets	3,933	4,340
Total assets	¥379,827	¥409,704
Liabilities and Stockholders’ Deficit
Current liabilities:
Short-term borrowings	¥11,700	¥—
Current portion of obligations under capital leases	6,168	3,734
Accounts payable	3,603	12,114
Accounts payable to non-Debtor subsidiaries	36,168	37,471
Other liabilities	12,733	9,699
Total current liabilities	70,372	63,018
Long-term liabilities	35,463	33,617
Liabilities subject to compromise	361,753	362,246
Total liabilities	467,588	458,881
Temporary equity	29,963	29,963
Total stockholders’ deficit	(117,724)	(79,140)
Total liabilities and stockholders’ deficit	¥379,827	¥409,704

ELPIDA MEMORY, INC. AND SUBSIDIARIES

(DEBTORS-IN-POSSESSION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)

Condensed Combined Debtors-in-Possession Statement of Operations

Six months ended September 30, 2012
Net sales	¥133,859
Cost of sales	142,267
Gross loss	(8,408)
Selling, general and administrative expenses	20,235
Operating losses	(28,643)
Equity losses from non-Debtor subsidiaries, net of tax	(510)
Reorganization items, net	(210)
Other expense, net	(3,770)
Loss before income tax	(33,133)
Income tax	44
Net loss	¥(33,177)

Condensed Combined Debtors-in-Possession Statement of Cash Flows

Six months ended September 30, 2012
Net cash (used in) provided by:
Operating activities	¥(4,158)
Investing activities	(11,329)
Financing activities	12,759
Net decrease in cash and cash equivalents	(2,728)
Cash and cash equivalents, beginning of period	14,864
Cash and cash equivalents, end of period	¥12,136

(c)             Liabilities Subject to Compromise

Liabilities subject to compromise refers to pre-petition obligations which may be impacted by the petition filing. These liabilities represent the estimated amounts expected to be allowed on known or potential claims to be resolved through the reorganization proceedings.

In accordance with ASC 852, substantially all of the Company’s unsecured debt has been classified as liabilities subject to compromise. Additionally, certain of the Company’s undersecured debt has also been classified as liabilities subject to compromise due to an expected deficiency in collateral value.

Differences between the liability amounts Elpida and Elpida Akita estimated and the claims filed by creditors will be investigated and resolved in connection with the claim resolution process. Elpida will continue to evaluate these liabilities throughout the reorganization proceedings and adjust the amounts as necessary. Such adjustments may be material. In light of the expected number of creditors, the claims resolution process may take considerable time to complete. Accordingly, the ultimate settlement amounts of allowed claims are not presently known.

ELPIDA MEMORY, INC. AND SUBSIDIARIES

(DEBTORS-IN-POSSESSION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)

The following table summarizes the components of liabilities subject to compromise included on the consolidated balance sheet at September 30, 2012 and March 31, 2012:

	September 30, 2012	March 31, 2012
Long-term debt	¥240,021	¥240,021
Accounts payable and other liabilities	62,538	63,027
Obligations under capital leases	59,194	59,198
Total liabilities subject to compromise	¥361,753	¥362,246

(d)            Reorganization Items

Reorganization items, net represent amounts incurred and recorded subsequent to the petition filing as a direct result of the filing of the petition and commencement of reorganization proceedings and are comprised of the following for the six months ended September 30, 2012:

Six months ended September 30, 2012
Professional fees (*1)	¥210
Total reorganization items, net	¥210

(*1)Professional fees are expenses incurred directly related to the reorganization and restructuring.

(3)            Business and Credit Concentrations

The Company is primarily engaged in a single line of business of designing, manufacturing and sale of DRAMs and therefore the fluctuation of unit volumes and prices in the DRAM market can significantly impact the Company’s business.

For the six months ended September 30, 2012, the two largest customers accounted for 20.4% and 18.0% of the Company’s sales, and largest customer accounted for 19.6% of accounts receivable at September 30, 2012. For the six months ended September 30, 2011, the two largest customers accounted for 23.3% and 11.2% of the Company’s sales, and the largest customer accounted for 13.9% of accounts receivable at March 31, 2012.

(4)            Inventories

Inventories at September 30, 2012 and March 31, 2012 consisted of the following:

	September 30, 2012	March 31, 2012
Finished products	¥32,891	¥34,750
Semi-finished components	15,583	20,221
Raw materials	2,558	1,752
Work in process	17,101	21,114
Supplies	3,242	3,216
	¥71,375	¥81,053

ELPIDA MEMORY, INC. AND SUBSIDIARIES

(DEBTORS-IN-POSSESSION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)

(5)            Property, Plant, and Equipment

Total depreciation for the six months ended September 30, 2012 and 2011 was ¥42,365 and ¥56,931 respectively.

(6)            Pledged Assets

Assets pledged as collateral for guarantees for liabilities at September 30, 2012 and March 31, 2012 were as follows:

	September 30, 2012	March 31, 2012
Accounts receivable, trade	¥53,928	¥—
Buildings and structures	20,668	22,116
Machinery and equipment	128,598	149,661
Land	465	465
Investment in subsidiaries	2,116	—
	¥205,775	¥172,242

Of the ¥53,928 of accounts receivable, trade at September 30, 2012 above, ¥32,500 was eliminated in the consolidated balance sheets. Also, the entire amount of the investment in subsidiaries at September 30, 2012 above was eliminated in the consolidated balance sheets.

The above assets were pledged against the following liabilities at September 30, 2012 and March 31, 2012:

	September 30, 2012	March 31, 2012
Short-term borrowings	¥8,000	¥—
Long-term debt	107,373	129,662
Obligations under capital leases	10,501	17,294
Future lease payments	822	1,178
Deposits received	2,385	2,930
	¥129,081	¥151,064

Of the ¥107,373 of long-term debt at September 30, 2012 above, ¥90,973 was classified as Liabilities subject to compromise.

Of the ¥129,662 of long-term debt at March 31, 2012 above, ¥90,973 was classified as Liabilities subject to compromise.

In December 2012, the Company pledged 1,764 million shares of Rexchip to a subsidiary of Micron as a condition that Micron and the subsidiary provide a financial guarantee to certain financial institutions to support the Company’s current and future financing activities.

ELPIDA MEMORY, INC. AND SUBSIDIARIES

(DEBTORS-IN-POSSESSION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)

(7)            Investment Securities

The carrying amount, gross unrealized holding gains, gross unrealized holding losses, and fair value of available-for-sale equity securities at September 30, 2012 and March 31, 2012 were as follows:

	Aggregate cost basis	Gross unrealized holding gains	Gross unrealized holding losses	Aggregate fair value
September 30, 2012
Available for sale:
Equity securities	¥2,066	¥—	¥(143)	¥1,923
March 31, 2012
Available for sale:
Equity securities	¥2,113	¥—	¥—	¥2,113

The Company classifies its equity securities that have readily determinable fair values as available-for-sale.

Available-for-sale securities are recorded at fair value. Unrealized holding gains and losses, net of the related tax effect, on available-for-sale securities are excluded from earnings and are reported as a separate component of accumulated other comprehensive income until realized. Realized gains and losses from the sale of available-for-sale securities are determined on a specific-identification basis.

A decline in the market value of any available-for-sale security below cost that is deemed to be other-than-temporary results in an impairment to reduce the carrying amount to fair value. To determine whether an impairment is other-than-temporary, the Company considers all available information relevant to the collectibility of the security, including past events, current conditions, and reasonable and supportable forecasts when developing estimate of cash flows expected to be collected. Evidence considered in this assessment includes the reasons for the impairment, the severity and duration of the impairment, changes in value subsequent to year-end, forecasted performance of the investee, and the general market condition in the geographic area or industry the investee operates in.

For equity securities, management considers the various factors described above, including its intent and ability to hold the equity security for a period of time sufficient for recovery in market value. Where management lacks that intent or ability, the security’s decline in fair value is deemed to be other-than-temporary and is recorded in earnings.

ELPIDA MEMORY, INC. AND SUBSIDIARIES

(DEBTORS-IN-POSSESSION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)

(8)            Fair Value Measurements

(a)            Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments at September 30, 2012 and March 31, 2012. Fair value is defined as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

	September 30,2012		March 31, 2012
	Carrying amount	Fair value	Carrying amount	Fair value
Financial assets:
Cash and cash equivalents	¥37,727	¥37,727	¥51,428	¥51,428
Accounts receivable, trade	27,334	27,334	28,794	28,794
Accounts receivable, other	14,280	14,280	11,499	11,499
Investment securities	1,923	1,923	2,113	2,113
Financial liabilities:
Short-term borrowings	¥8,000	¥8,000	¥—	¥—
Accounts payable, trade	11,772	11,772	19,912	19,912
Accounts payable, other	5,212	5,212	4,726	4,726
Accrued income taxes	590	590	1,016	1,016
Long-term borrowings	121,591	See below	140,206	See below
Straight bonds	44,799	See below	44,799	See below
Convertible bonds	93,705	See below	93,705	See below
Long-term other payables	3,702	See below	3,856	See below

The carrying amounts shown in the table are included in the consolidated balance sheets under the indicated captions, except for long-term borrowings, straight bonds and convertible bonds, which are included in long-term debt; and long-term other payables, which are included in other liabilities.

The estimated fair values of the financial instruments shown in the above table at September 30, 2012 and March 31, 2012 represent the amounts that would be received to sell those assets or that would be paid to transfer those liabilities in an orderly transaction between market participants at that date. Those fair value measurements maximize the use of observable inputs. However, in situations where there is little, if any, market activity for the asset or liability at the measurement date, the fair value measurement reflects the Company’s own judgments about the assumptions that market participants would use in pricing the asset or liability. Those judgments are developed by the Company based on the best information available in the circumstances, including expected cash flows and appropriately risk-adjusted discount rates, available observable and unobservable inputs.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

•           Cash and cash equivalents, trade accounts receivable, other accounts receivables, short-term borrowings, trade accounts payable, other accounts payable, and accrued income taxes: The carrying amounts, at face value or cost plus accrued interest, approximate fair value because of the short maturity of these instruments.

ELPIDA MEMORY, INC. AND SUBSIDIARIES

(DEBTORS-IN-POSSESSION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)

•           Investment securities: Equity securities classified as available for sale are measured using quoted market prices at the reporting date multiplied by the quantity held. The fair values of equity securities accounted for under the cost method (nonmarketable equity securities) are determined using methodologies that give consideration to a range of factors, including but not limited to the price at which investments were acquired, the nature of the investments, market conditions, trading values on comparable public securities, current and projected operating performance, and financing transactions subsequent to the acquisition of the investments.

•           Long-term borrowings, long-term other payables, straight bonds, and convertible bonds: With respect to the fair value at September 30, 2012 and March 31, 2012, the Company, having filed the voluntary petitions, would not have been able to enter into similar financing at September 30, 2012 and March 31, 2012. As such, it is impractical to obtain a fair value for the long-term debt, long-term other payables, straight bonds, and convertible bonds at September 30, 2012 and March 31, 2012.

(b)            Fair Value Hierarchy

The following table presents the placement in the fair value hierarchy of assets and liabilities that are measured at fair value on a recurring basis at September 30, 2012 and March 31, 2012:

		Fair value measurements at reporting date using
	September 30, 2012	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Assets:
Available-for-sale securities
Equity securities (foreign)	¥1,923	¥1,846	¥77	¥—
Total	¥1,923	¥1,846	¥77	¥—

		Fair value measurements at reporting date using
	March 31, 2012	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Assets:
Available-for-sale securities
Equity securities (foreign)	¥2,113	¥2,031	¥82	¥—
Total	¥2,113	¥2,031	¥82	¥—

The Company’s accounting policy is to recognize transfers between levels of the fair value hierarchy on the date of the event or change in circumstances that caused the transfer. There were no significant transfers into or out of Level 1 and Level 2 for the six months ended September 30, 2012 and for the year ended March 31, 2012.

ELPIDA MEMORY, INC. AND SUBSIDIARIES

(DEBTORS-IN-POSSESSION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)

(9)                  Equity Method Investments

Investments in an affiliate accounted for under the equity method consist of 39.66% of the common stock of Tera Probe, Inc. (“Tera Probe”), a semiconductor test house.

The carrying amount of the investment in Tera Probe at September 30, 2012 and March 31, 2012 were ¥3,302 and ¥3,172, respectively. The fair value of the investment in Tera Probe based on its market price at September 30, 2012 and March 31, 2012 were ¥2,358 and ¥3,172, respectively.

(10)           Long-Term Debt

	September 30, 2012
	Balance prior to financial statement reclassification	Amounts classified as subject to compromise	Amounts not subject to compromise
Borrowings from banks and financial institutions, due 2012 to 2016 with an average interest rate of 2.6% at September 30, 2012 and at March 31, 2012	¥121,591	¥(101,517)	¥20,074
2.03% unsecured yen bonds due 2012	14,999	(14,999)	—
2.29% unsecured yen bonds due 2012	10,000	(10,000)	—
2.10% unsecured yen bonds due 2012	19,800	(19,800)	—
U.S. dollar denominated convertible bonds with stock acquisition rights due 2013 (zero interest)	6,205	(6,205)	—
2nd 130% call option attached unsecured convertible bonds with stock acquisition rights due 2015 (interest rate 0.5%)	60,000	(60,000)	—
3rd 130% call option attached unsecured convertible bonds with stock acquisition rights due 2016 (interest rate 0.7%)	27,500	(27,500)	—
Total long-term debt	260,095	(240,021)	20,074
Less current portion	56,141	(44,799)	11,342
Long-term debt, excluding current portion	¥203,954	¥(195,222)	¥8,732

	March 31, 2012
	Balance prior to financial statement reclassification	Amounts classified as subject to compromise	Amounts not subject to compromise
Borrowings from banks and financial institutions, due 2012 to 2016 with an average interest rate of 2.6% at September 30, 2012 and at March 31, 2012	¥140,206	¥(101,517)	¥38,689
2.03% unsecured yen bonds due 2012	14,999	(14,999)	—
2.29% unsecured yen bonds due 2012	10,000	(10,000)	—
2.10% unsecured yen bonds due 2012	19,800	(19,800)	—
U.S. dollar denominated convertible bonds with stock acquisition rights due 2013 (zero interest)	6,205	(6,205)	—
2nd 130% call option attached unsecured convertible bonds with stock acquisition rights due 2015 (interest rate 0.5%)	60,000	(60,000)	—
3rd 130% call option attached unsecured convertible bonds with stock acquisition rights due 2016 (interest rate 0.7%)	27,500	(27,500)	—
Total long-term debt	278,710	(240,021)	38,689
Less current portion	72,639	(44,799)	27,840
Long-term debt, excluding current portion	¥206,071	¥(195,222)	¥10,849

ELPIDA MEMORY, INC. AND SUBSIDIARIES

(DEBTORS-IN-POSSESSION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)

Under the terms of the convertible bonds, the filing of the petition for commencement of reorganization proceedings constituted the Company’s forfeiture of benefits of time and all amounts outstanding under these convertible bonds were accelerated and became immediately due and payable. As a result, the Company classified the following convertible bonds as Liabilities subject to compromise at September 30, 2012 and March 31, 2012. Also upon the commencement of reorganization proceedings, conversion options and call options attached to these convertible bonds became unexercisable.

(11)           Income Taxes

The effective tax rates for the six months ended September 30, 2012 and 2011 were (1.4)% and (0.7%), respectively. For the six months ended September 30 2012 and 2011, the differences between the effective tax rate and the statutory tax rate 38.0% or 40.7% are mainly due to the changes in valuation allowance.

(12)           Redeemable Preferred Stock and Redeemable Noncontrolling Interest

The Company’s Type I and Type II Preferred Stock are redeemable preferred stock and were required to be classified outside of stockholders’ equity as a mezzanine item in the consolidated balance sheet.

The noncontrolling stock holders of certain of Elpida’s majority-owned subsidiaries have the right to require Elpida to redeem their shares at the acquisition value. Accordingly, the Company has presented these redeemable noncontrolling interest as a mezzanine item in the consolidated balance sheet.

Upon the commencement of reorganization proceedings, conversion options, put options and call options attached to the redeemable preferred stock and the redeemable noncontrolling interest became unexercisable. Also, upon the commencement of reorganization proceedings, holders of preferred stock became unable to exercise the right to receive the cumulative preferred stock dividends in arrears.

On October 29, 2012, redeemable noncontrolling interest decreased ¥15,000 due to the liquidation of a majority-owned subsidiary.

(13)           Shareholder’s Equity and Noncontrolling Interests in subsidiaries

Changes in the components of equity were as follows:

	Six months ended September 30, 2012
	Attributable to Elpida Memory	Noncontrolling interest	Total equity
Beginning balance	¥(79,140)	¥55,316	¥(23,824)
Net (loss) income	(33,177)	(1,528)	(34,705)
Other comprehensive loss	(5,407)	(2,601)	(8,008)
Increase of capital	—	—	—
Ending balance	¥(117,724)	¥51,187	¥(66,537)

ELPIDA MEMORY, INC. AND SUBSIDIARIES

(DEBTORS-IN-POSSESSION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)

	Six months ended September 30, 2011
	Attributable to Elpida Memory	Noncontrolling interest	Total equity
Beginning balance	¥244,031	¥59,698	¥303,729
Net (loss) income	(56,725)	32	(56,693)
Other comprehensive loss	(13,216)	(6,519)	(19,735)
Increase of capital	40,960	—	40,960
Ending balance	¥215,050	¥53,211	¥268,261

(14)           Other Comprehensive Loss

The Company’s comprehensive loss for the six months ended September 30, 2012 and 2011 are as follows:

	Six months ended September 30, 2012	Six months ended September 30, 2011
Net loss	¥(34,705)	¥(56,693)
Net unrealized loss on securities	(91)	(504)
Retirement benefits	45	37
Foreign currency translation	(7,962)	(19,268)
Comprehensive loss	¥(42,713)	¥(76,428)

(15)           Cash Flow Information

Capital lease obligations of ¥7,724 and ¥15,348 were incurred for the six months ended September 30, 2012 and 2011, respectively, when the Company entered into leases for new machinery and equipment.

Of the ¥210 of Reorganization items, net for the six months ended September 30, 2012, ¥195 was paid through the six months ended September 30, 2012.

(16)           Commitments and Contingencies

(a)               Commitments

The Company entered into a long-term agreement to purchase natural gas with Hiroshima Gas Co., Ltd. from February 2005 to March 31, 2015. Based on the agreement, the Company purchased natural gas in the aggregate amount of ¥4,493 and ¥4,795 for the six months ended September 30, 2012 and 2011, respectively.

The Company entered into long-term agreements to purchase electric power with SC Hiroshima Energy Corporation (“SC Hiroshima”) from December 1, 2005 to December 31, 2022 and Energia Solution & Services (“Energia”) from April 1, 2002 to March 31, 2017. Based on the agreements, the Company purchased electric power in the aggregate amount of ¥949 and ¥959 for the six months ended September 30, 2012 and 2011, respectively.

(b)               Legal Proceedings

The Company is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company’s consolidated financial position, results of operations, or liquidity.

ELPIDA MEMORY, INC. AND SUBSIDIARIES

(DEBTORS-IN-POSSESSION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)

(17)           Subsequent Events

The Company has evaluated subsequent events from the balance sheet date through January 24, 2013, the date at which the financial statements were available to be issued, and determined that there are no items to disclose other than those described in other footnotes to the consolidated financial statements.